SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date  of  report  (Date  of  earliest  event  reported):  October  27, 2003
                                                             -------------------


                            The Leather Factory, Inc.
                            -------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Delaware
                                     --------
                 (State or Other Jurisdiction of Incorporation)


              1-12368                            75-2543540
     --------------------------     ---------------------------------------
     (Commission  File  Number)     (IRS  Employer  Identification  Number)


  3847  East  Loop  820  South,  Fort  Worth,  Texas           76119
  --------------------------------------------------           -----
     (Address  of  Principal  Executive  Offices)           (Zip  Code)


                                 (817) 496-4414
                                ---------------
              (Registrant's Telephone Number, Including Area Code)


  _____________________________________________________________________________
     (Former  Name  or  Former  Address,  if  Changed  Since  Last  Report)

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (c)     Exhibits.

               99.1  Press  release  dated  October  27,  2003.


ITEM  12.  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION

     The Registrant is furnishing the press release attached as Exhibit 99.1 announcing the Registrant's 3rd quarter 2003 financial results. This press release was issued on October 27, 2003.



                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE  LEATHER  FACTORY,  INC.

Date:  October  27,  2003           BY:  /s/  Wray  Thompson
                                         -------------------
                                         Wray Thompson, Chairman of the Board
                                               and  Chief  Executive  Officer

                                                                    EXHIBIT 99.1
                                                                    ------------

       FOR IMMEDIATE RELEASE                              OCTOBER 27, 2003

              THE LEATHER FACTORY REPORTS 3RD QUARTER 2003 RESULTS REVENUES UP 6.7% AND FULLY-DILUTED EPS UP FROM $0.05 TO $0.06

FORT WORTH, TEXAS - The Leather Factory, Inc. (AMEX: TLF) today reported financial results for the third quarter of 2003. Net income for the quarter ended September 30, 2003 was $602,000 compared to net income of $534,000 for the third quarter of 2002, up 12.6%. Fully-diluted earnings per share for the quarter increased $0.01 to $0.06, versus $0.05 in the third quarter of last year. Total sales for the third quarter increased 6.7% to $10.1 million from $9.5 million for the same quarter last year.

Sales for the nine months ended September 30, 2003 were $31.1 million, an increase of 4.7% from sales of $29.7 million in the first three quarters of 2002. Net income for the first nine months of 2003 was $2.2 million or $0.20 per fully-diluted share versus a loss of $1.9 million or $0.18 per fully-diluted shares in last year's comparable period. Last year's results included a $4.0 million charge, net of tax, for the cumulative effect of a previously reported accounting change. Net income for the first three quarters of 2002 before the cumulative effect of the accounting change was $2.1 million or $0.19 per fully-diluted share.

Third quarter sales for the Leather Factory warehouse distribution centers increased $128,000 or 1.8% over the same quarter last year. Leather Factory's year-to-date sales are up $606,000 or 2.7% over the first nine months of 2002. This sales growth is in line with the company's guidance of 2-4% growth annually.

Tandy Leather sales increased $606,000 in the third quarter or 35.1% above last year's third quarter. Tandy Leather operations consist of 26 retail stores as of September 30, 2003 (four of which opened this quarter) producing sales of $2.3 million for the current quarter compared to ten retail stores a year ago, that produced sales of $1.1 million in last year's third quarter. Tandy's sales for the year are up $892,000 or 16.5% over the same period last year with the stores producing $6.3 million in the current year versus $1.8 million last year. Tandy's centralized mail order center, which was closed on September 1, 2002, produced sales of $606,000 in the third quarter of 2002 and $3.6 million for the nine months ended September 30, 2002 and will no longer be in subsequent quarter-to-quarter comparisons.

Roberts, Cushman's third quarter sales decreased $99,000 or 19.4% over the same period a year ago and are down $98,000, or 6.4% for the year.

Consolidated gross profit margins for the quarter increased 1.6 percentage points, or $501,000, to 55.2% while operating expenses rose $426,000. Costs associated with the new Tandy store openings (rents, utilities, personnel, etc.), and marketing and advertising costs account for the majority of the increase. For the nine months ended September 30, 2003, consolidated gross profit margins increased 1.0 percentage point, or $1.1 million, to 54.4% while operating expenses are up $1.1 million for the year over the same period a year ago.

Wray Thompson, Chairman and Chief Executive Officer, commented, "Despite the costs of opening four new Tandy stores during the period, results for the third quarter were in line with our expectations. All four new stores began producing profits in September and we are continuing with our plan to open several stores in the first quarter of 2004. Leather Factory's sales to the wholesale/dealer customers picked up in the third quarter, after some new marketing programs we put in place late in the second quarter. I'd like to have seen more improvement in our operating efficiencies, although we are making some progress in our efforts to consolidate expenses and increase operating margins. That will continue to be a priority in the coming quarters."


The Leather Factory, Inc., (http://www.leatherfactory.com), headquartered in Fort Worth, Texas, is a marketer and distributor of a broad product line including leather, leatherworking tools, buckles and adornments for belts, leather dyes and finishes, shoe repair supplies, saddle and tack hardware, and do-it-yourself leathercraft kits. The Company distributes its products worldwide though its Leather Factory stores, Tandy Leather retail stores and mail/telephone/website orders (http://www.tandyleather.com). Its common stock trades on the American Stock Exchange with the symbol "TLF".

Contact: Wray Thompson, The Leather Factory, Inc.          (817) 496-4414
         Shannon L. Greene, The Leather Factory, Inc. sgreene@leatherfactory.com

This news release may contain forward-looking statements. All forward-looking statements made here or in other news releases issued by The Leather Factory, Inc. are based on current expectations as of the date of the release. These forward-looking statements involve risks and uncertainties that could cause the results of The Leather Factory, Inc. to differ materially from management's current expectations. Many of these risks and uncertainties are detailed from time to time in TLF's reports filed with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and the most recent quarterly report on Form 10-Q. Investors are reminded that past performance may not be predictive of future results.

Selected  financial  data:

                          FOR THE THREE MONTHS ENDED
NET SALES: . . . . . . . .     09/30/03    09/30/02
                            -----------  ----------
     Leather Factory . . .  $ 7,372,159  $7,244,610
     Tandy Leather . . . .    2,334,127   1,727,925
     Cushman . . . . . . .      412,784     512,195
                            -----------  ----------
          Total. . . . . .  $10,119,070  $9,484,730
                            ===========  ==========


                          FOR THE NINE MONTHS ENDED
NET SALES:. . . . . . . .     09/30/03     09/30/02
                           -----------  -----------
     Leather Factory. . .  $23,375,158  $22,769,550
     Tandy Leather. . . .    6,312,145    5,420,108
     Cushman. . . . . . .    1,452,527    1,551,059
                           -----------  -----------
          Total . . . . .  $31,139,830  $29,740,717
                           ===========  ===========


                                                       FOR THE THREE MONTHS ENDED
TANDY LEATHER SALES DETAIL . . . . . . . . . . . . . . .    09/30/03    09/30/02
                                                          ----------  ----------
     Same stores (10 stores) . . . . . . . . . . . . . .  $1,133,337  $1,121,736
     New stores (16 stores). . . . . . . . . . . . . . .   1,198,246           -
     Ceased operations (centralized mail order facility)       2,544     606,189
                                                          ----------  ----------
          Total. . . . . . . . . . . . . . . . . . . . .  $2,334,127  $1,727,925
                                                          ==========  ==========


                                                        FOR THE NINE MONTHS ENDED
TANDY LEATHER SALES DETAIL . . . . . . . . . . . . . . .    09/30/03    09/30/02
                                                          ----------  ----------
     Same stores (2 stores). . . . . . . . . . . . . . .  $  892,149  $  740,227
     New stores (24 stores). . . . . . . . . . . . . . .   5,415,064   1,074,199
     Ceased operations (centralized mail order facility)       4,932   3,605,682
                                                          ----------  ----------
          Total. . . . . . . . . . . . . . . . . . . . .  $6,312,145  $5,420,108
                                                          ==========  ==========





                                         BALANCE      BALANCE
                                          09/30/03     12/31/02
                                       -----------  -----------
Inventory . . . . . . . . . . . . . .  $11,621,127  $12,695,344
Total assets. . . . . . . . . . . . .   19,007,207   19,675,602
Notes payable - current and long-term    2,671,929    4,221,224
Total stockholders' equity. . . . . .   13,703,393   11,170,062


                            THE LEATHER FACTORY, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)
         FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002

                                                                                            Three Months        Nine months
                                                                                          2003         2002         2003
                                                                                     -----------   -----------  -----------

NET SALES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 10,119,070  $ 9,484,730  $31,139,830

COST OF SALES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4,529,258    4,396,332   14,183,460
                                                                                     -----------   -----------  -----------
Gross Profit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5,589,812    5,088,398   16,956,370

OPERATING EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4,672,820    4,246,873   13,769,241
                                                                                     -----------   -----------  -----------
INCOME FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       916,992      841,525    3,187,129

OTHER EXPENSE:
Interest expense. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        40,735       54,108      174,555
Other, net. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         6,089       18,578      (68,433)
                                                                                     -----------   -----------  -----------
Total other expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        46,824       72,686      106,122
                                                                                     ------------  -----------  -----------

INCOME BEFORE INCOME TAXES AND CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE.       870,168      768,839    3,081,007

PROVISION FOR INCOME TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       268,488      234,747      926,105
                                                                                     ------------  -----------  -----------
NET INCOME BEFORE CUMULATIVE EFFECT OF CHANGE  IN ACCOUNTING PRINCIPLE. . . . . . .       601,680      534,092    2,154,902

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE, NET OF INCOME TAXES. . . . . .             -            -            -
                                                                                     ------------  -----------  -----------
NET INCOME (LOSS) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $    601,680  $   534,092  $ 2,154,902
                                                                                     ============  ===========  ===========


NET INCOME (LOSS) PER COMMON SHARE - BASIC:

INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCTG PRINCIPLE. . . . . . . . . . . .  $       0.06  $      0.05  $      0.21

CUMULATIVE EFFECT OF CHANGE IN ACCTG PRINCIPLE, NET OF TAX. . . . . . . . . . . . .             -            -            -
                                                                                     ------------  -----------  -----------
NET INCOME (LOSS) PER COMMON SHARE. . . . . . . . . . . . . . . . . . . . . . . . .  $       0.06  $      0.05  $      0.21
                                                                                     ============  ===========  ===========


NET INCOME (LOSS) PER COMMON SHARE-DILUTED:

INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCTG PRINCIPLE. . . . . . . . . . . .  $       0.06  $      0.05  $      0.20

CUMULATIVE EFFECT OF CHANGE IN ACCTG PRINCIPLE, NET OF TAX. . . . . . . . . . . . .             -            -            -
                                                                                     ------------  -----------  -----------
NET INCOME (LOSS) PER COMMON SHARE. . . . . . . . . . . . . . . . . . . . . . . . .  $       0.06  $      0.05  $      0.20
                                                                                     ============  ===========  ===========

WEIGHTED AVG NUMBER OF SHARES OUTSTANDING:
     Basic. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10,394,374   10,064,249   10,269,415
     Diluted. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10,902,794   10,723,403   10,840,764

                                                                                     Nine Months
                                                                                         2002
                                                                                     -----------

NET SALES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $29,740,717

COST OF SALES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13,848,098
                                                                                     -----------
Gross Profit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15,892,619

OPERATING EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12,646,486
                                                                                     -----------
INCOME FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3,246,133

OTHER EXPENSE:
Interest expense. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      191,419
Other, net. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       45,199
                                                                                     -----------
Total other expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      236,618
                                                                                     -----------

INCOME BEFORE INCOME TAXES AND CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE.    3,009,515

PROVISION FOR INCOME TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      924,071
                                                                                     -----------
NET INCOME BEFORE CUMULATIVE EFFECT OF CHANGE  IN ACCOUNTING PRINCIPLE. . . . . . .    2,085,444

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE, NET OF INCOME TAXES. . . . . .   (4,008,831)
                                                                                     -----------
NET INCOME (LOSS) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $(1,923,387)
                                                                                     ===========


NET INCOME (LOSS) PER COMMON SHARE - BASIC:

INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCTG PRINCIPLE. . . . . . . . . . . .  $      0.21

CUMULATIVE EFFECT OF CHANGE IN ACCTG PRINCIPLE, NET OF TAX. . . . . . . . . . . . .        (0.40)
                                                                                     ------------
NET INCOME (LOSS) PER COMMON SHARE. . . . . . . . . . . . . . . . . . . . . . . . .  $     (0.19)
                                                                                     ===========


NET INCOME (LOSS) PER COMMON SHARE-DILUTED:

INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCTG PRINCIPLE. . . . . . . . . . . .  $      0.19

CUMULATIVE EFFECT OF CHANGE IN ACCTG PRINCIPLE, NET OF TAX. . . . . . . . . . . . .        (0.37)
                                                                                     ------------
NET INCOME (LOSS) PER COMMON SHARE. . . . . . . . . . . . . . . . . . . . . . . . .  $     (0.18)
                                                                                     ===========

WEIGHTED AVG NUMBER OF SHARES OUTSTANDING:
     Basic. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10,035,890
     Diluted. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10,759,677